DREXEL HAMILTON MUTUAL FUNDS

Drexel Hamilton Centre American Equity Fund
Drexel Hamilton Centre Global Equity Fund
Drexel Hamilton Multi-Asset Real Return Fund

Supplement dated November 4, 2013 to the Prospectus dated January 14, 2013 and the Statement of Additional Information dated January 14, 2013 of each of Drexel Hamilton Centre American Equity Fund, Drexel Hamilton Centre Global Equity Fund and Drexel Hamilton Multi-Asset Real Return Fund (each, a "Fund" and collectively, the "Funds"), each a series of Drexel Hamilton Mutual Funds (the "Trust").

IMPORTANT INFORMATION REGARDING THE FUNDS

A joint Special Meeting of Shareholders of the Funds was held on October 31, 2013 for the purpose of seeking, for each Fund, shareholder approval of a new investment advisory agreement between Centre Asset Management, LLC ("Centre") and the Trust, on behalf of the Fund. The shareholders of each Fund approved the new investment advisory agreement between Centre and the Trust, on behalf of the Fund in which they hold shares. Each investment advisory agreement is effective as of October 31, 2013. The investment advisory fee payable by each Fund under its new investment advisory agreement is identical to the investment advisory fee payable by such Fund under its previous investment advisory agreement. In addition, the operating expense limitation rate that applies to each Fund will remain unchanged.

At an in-person Meeting of the Board of Trustees of the Trust, held on November 4, 2013, the Board of Trustees approved resolutions changing the names of the Trust and the Funds so that, effective on or about January 1, 2014, the name of the Trust will be changed to "Centre Funds"; the name of Drexel Hamilton Centre American Equity Fund will be changed to "Centre American Select Equity Fund"; the name of Drexel Hamilton Centre Global Equity Fund will be changed to "Centre Global Select Equity Fund"; and the name of Drexel Hamilton Multi-Asset Real Return Fund will be changed to "Centre Multi-Asset Real Return Fund."

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.